LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND







-------------------------------------------------------------------------------
LETTER TO           Dear Shareholder:
SHAREHOLDERS
FEBRUARY 2001

                    The new paradigm for financial assets ended in the year 2000 after the Dow Jones Industrial Average and the S&P 500 Index each had advanced for nine consecutive years, the longest period in this century. The S&P 500 had also achieved an unprecedented five consecutive years of 20%+ total returns with an average rate of return of 28.2% through 1999. The factors contributing to the most powerful bull market in history are: the longest economic expansion in this century, declining inflation and interest rates caused by dramatic increases in productivity, the restructuring of corporate America, unprecedented merger and acquisition activity, and last but not least, the insatiable demand for common stocks as baby boomers shift from consumption to savings and investment. It doesn't get any better than this. However, in 2000 most of the popular indexes had negative returns for the year with the exception of the value-oriented indexes.

                    During 1999 the 25 largest market capitalization weighted stocks in the S&P 500 and the 10 largest in the approximate 4,700-stock NASDAQ Index contributed more than 100% of the indexes respective returns, while the majority of stocks were down for the year. In 2000 the performance for these indexes was primarily driven by the largest capitalization weighted stocks. And while all of the large capital ization weighted indexes were down for the year, the 1,650-stock equal-weighted Value Line Index was up almost 10% in 2000. This suggests that most stocks performed better than the large capitalization weighted indexes.

                    PERFORMANCE REVIEW
                    For the year ended December 31st of 2000, the Lou Holland Growth Fund had a negative return of -3.58%, outperforming the S&P 500 Index return of -9.19%, the Russell 1000 Growth Stock Index return of -22.42%, and the Russell Mid-Capitalization Growth Stock Index return of -11.75%.

                    During 1999 there was a historically wide divergence of performance between large growth stocks and large value stocks, with the Russell 1000 Large Capitalization Growth Index outperforming the Russell 1000 Large Capitalization Value Index by 25.81%. The Russell 2000 Small Capitalization Growth Index outperformed the Russell 2000 Small Capitalization Value Index by 44.58%. For the year 2000 the Russell 1000 Large Capitalization Value Index outperformed the Russell 1000 Large Capitalization Growth Index by 29.43%, while the Russell Small Capitalization Value Index outperformed the Russell Small Capitalization Growth Index by 45.26%. What a difference a year makes.

                    A major contributor to the performance of the market indexes over the past several years has been superior performance of technology stocks, with most other stocks and sectors experiencing negative performance and/or contributing little to the overall performance of the indexes. The continued strong performance of technology stocks combined with the poor performance of most other stocks and sectors, resulted in a dramatic change in the sector weightings within the major market indexes. Technology represents over 20% of the weight of the S&P 500 Index and over 40% of the weight of the Russell 1000 Growth Index, versus 10% and 17% for the indexes respectively, in 1995. In June of 2000 technology represented 30% of the entire capitalization weight of the S&P 500 index and over 52% of the weight of the Russell 1000 Growth Index. And while the technology stock weightings within the indexes benefited performance in 1999, technology had the largest negative effect on performance in 2000.

                    The poor performance of the major stock market indexes in general and particularly technology issues, can be attributed to reduced expectations regarding corporate earnings, rising energy prices, and six interest rate increases in a 15 month period with few signs of accelerating inflation. Historically, interest rate increases of this magnitude in such a short period of time have resulted in recessions.


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                                        1

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


                    STOCK MARKET OUTLOOK
                    During 2000, the stock market took a breather after five consecutive +20% returns. This was primar ily due to rising interest rates, rising energy prices, decelerating corporate earnings growth rates, and deteriorating consumer sentiment as a result of shrinking financial assets and layoffs. We anticipate further Federal Reserve Board interest rate cuts, which should provide some near term stability to the stock market. However, we expect further market volatility throughout the remainder of the year as corporate earnings continue to deteriorate, energy prices remain high and employee layoffs continue. Longer-term, we believe that stocks will return to their historical norm of 9-11% annually, down from the almost 18% return for the last decade.

                    As we look forward to 2001, we continue to believe that our investment philosophy of purchasing high quality, reasonably priced mid-to-large growth companies, with a leadership position in their industry, will produce superior results for long-term investors.

                    Sincerely,



                    /s/ Louis A. Holland


                    Louis A. Holland


chart:
                                                            Russell
                      Growth       Russell           S&P    Mid-Cap
                        Fund   1000 Growth           500     Growth
4/29/96                10000         10000         10000      10000
6/30/96                10520         10363         10297       9896
12/31/96               11462         11385         11500      10528
6/30/97                13355         13611         13870      11637
12/31/97               14663         14857         15337      12901
6/30/98                17290         17885         18054      14432
12/31/98               19905         20609         19720      15206
6/30/99                20807         22763         22162      17365
12/31/99               21701         27448         23871      23005
6/30/00                22252         28606         23788      25799
13/31/00               20925         21675         20542      18809



-------------------------------------------------------------------------------

  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 523 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

  RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 396 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.





-------------------------------------------------------------------------------
      Average Annual Rate of Return for the Periods Ended December 31, 2000
                                        Year-to-Date   Since Inception 4/29/96
      Lou Holland Growth Fund               -3.58%             17.10%
      S&P 500                               -9.10%             16.64%
      Russell 1000 Growth Index            -22.43%             17.99%
      Russell Mid-Cap Growth Index         -11.75%             14.46%

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                                     2

                                   LOU HOLLAND
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                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


ASSETS:
   Investments, at value
     (cost $7,591,610)                   $10,399,076
   Receivable for investments sold           331,036
   Fund shares receivable                     57,734
   Dividends receivable                        6,719
   Deferred organization charges               2,591
   Interest receivable                         1,093
   Other assets                               23,706
                                         -----------
   Total assets                           10,821,955
                                         -----------

LIABILITIES:
   Fund shares payable                       110,012
   Payable to Investment Manager              11,002
   Accrued expenses and
     other liabilities                        58,438
                                         -----------
   Total Liabilities                         179,452
                                         -----------

NET ASSETS                               $10,642,503
                                         -----------
                                         -----------

NET ASSETS CONSIST OF:
   Capital stock                         $ 7,415,378
   Undistributed net realized
     gain on investments                     419,659
   Net unrealized appreciation
     on investments                        2,807,466
                                         -----------
   Total Net Assets                      $10,642,503
                                         -----------
                                         -----------

Shares outstanding                           570,283

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                             $     18.66
                                         -----------
                                         -----------


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
   Dividend income (net of
     withholding tax $1,286)            $    88,374
   Interest income                           23,522
                                        -----------
   Total Investment Income                  111,896
                                        -----------

EXPENSES:
   Investment management fee                 95,095
   Shareholder servicing and
     accounting costs                        57,759
   Administration fee                        34,856
   Federal and state registration            11,728
   Professional fees                         11,078
   Amortization of deferred
     organization charges                     8,040
   Reports to shareholders                    7,673
   Director Fees                              6,508
   Other                                      8,596
   Custody fees                               6,039
                                        -----------
   Total expenses before
     reimbursement                          247,372
   Less: Reimbursement from
     Investment Manager                     (96,339)
                                        -----------
   Net Expenses                             151,033
                                        -----------

NET INVESTMENT LOSS                         (39,137)
                                        -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on investments       1,071,972
   Change in unrealized appreciation
     (depreciation) on investments       (1,413,619)
                                        -----------
   Net realized and unrealized loss
     on investments                        (341,647)
                                        -----------

NET DECREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           $  (380,784)
                                        ===========



                     See Notes to the Financial Statements.
-------------------------------------------------------------------------------

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED             YEAR ENDED
                                                   DECEMBER 31, 2000      DECEMBER 31, 1999
                                                  ------------------     ------------------

OPERATIONS:
   Net investment (loss)                              $   (39,137)          $    (16,574)
   Net realized gain on investments                     1,071,972                 90,771
   Change in unrealized appreciation
      (depreciation) on investments                    (1,413,619)               864,957
                                                      -----------            -----------
   Net increase/(decrease) in net assets
     from operations                                     (380,784)               939,154
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains                               (785,052)               (37,974)
                                                      -----------            -----------
                                                         (785,052)               (37,974)
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            1,756,219              3,137,338
   Shares issued to holders in
     reinvestment of dividends                            782,386                 37,859
   Cost of shares redeemed                             (1,901,926)            (2,039,620)
                                                      -----------            -----------
   Net increase in net assets from
     capital share transactions                           636,679              1,135,577
                                                      -----------            -----------


TOTAL INCREASE/(DECREASE) IN
   NET ASSETS                                            (529,157)             2,036,757
                                                      -----------            -----------

NET ASSETS:
   Beginning of period                                 11,171,660              9,134,903
                                                      -----------            -----------
   End of period                                      $10,642,503            $11,171,660
                                                      -----------            -----------
                                                      -----------            -----------

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                             84,753                161,143
   Shares issued to holders in reinvestment
     of dividends                                          41,550                  1,822
   Shares redeemed                                        (91,265)              (103,224)
                                                      -----------            -----------
   Net increase                                            35,038                 59,741
                                                      -----------            -----------
                                                      -----------            -----------


                     See Notes to the Financial Statements.
-------------------------------------------------------------------------------

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


FINANCIAL HIGHLIGHTS
                                    YEAR              YEAR             YEAR              YEAR      APRIL 29, 1996 (1)
                                    ENDED             ENDED            ENDED             ENDED           THROUGH
                                DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                    2000              1999             1998              1997             1996
                                ----------        -----------      -----------       -----------     -------------
Per Share Data:

Net asset value, beginning
   of period                       $20.87            $19.21           $14.18            $11.28           $10.00
                                    -----             -----            -----             -----            -----
Income from
   investment operations:
   Net investment
     income (loss)                  (0.07)(2)         (0.03)(2)        (0.02)(2)          0.00(2)          0.00(2)
   Net realized and
     unrealized gains on
     investments                    (0.66)             1.76             5.09              3.14             1.46
                                    -----             -----            -----             -----            -----
   Total from investment
     operations                     (0.73)             1.73             5.07              3.14             1.46
                                    -----             -----            -----             -----            -----

Less distributions:
   Dividends from net
     investment income                --                --             (0.01)            (0.03)           (0.05)
   Dividends from
     capital gains                  (1.48)            (0.07)           (0.03)            (0.21)           (0.13)
                                    -----             -----            -----             -----            -----
   Total distributions              (1.48)            (0.07)           (0.04)            (0.24)           (0.18)
                                    -----             -----            -----             -----            -----

   Net asset value,
     end of period                 $18.66            $20.87           $19.21            $14.18           $11.28
                                    =====             =====            =====             =====            =====

Total return                        (3.58)%            9.01%           35.75%            27.92%           14.62%(3)

Supplemental data and ratios:
   Net assets,
     end of period            $10,642,503       $11,171,660       $9,134,903        $5,299,916       $2,860,671

   Ratios of expenses to
     average net assets
     Before expense
       reimbursement                 2.21%             2.48%            2.84%             4.19%            6.50%(4)
     After expense
       reimbursement                 1.35%             1.35%            1.35%             1.35%            1.35%(4)

   Ratio of net investment
     income/(loss) to average
     net assets
     Before expense
       reimbursement                (1.21)%           (0.97)%          (1.60)%           (2.83)%          (5.11)%(4)
     After expense
       reimbursement                (0.35)%            0.16%           (0.11)%            0.02%            0.04%(4)

   Portfolio turnover rate          52.72%            24.13%           32.84%            34.29%           30.48%

(1) Commencement of operations.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized.
(4) Annualized.


                     See Notes to the Financial Statements.
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                                     5

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000


NUMBER OF                                   MARKET
   SHARES                                     VALUE
---------                                   --------

            COMMON STOCKS - 96.3%
            AUTO & TRANSPORTATION - 1.1%
    2,750   Magna International, Inc. f   $  115,328
                                          ----------

            CONSUMER DISCRETIONARY - 6.7%
    7,175   Carnival Corporation             221,079
    3,800   Costco Wholesale Corporation     151,762
    4,087   Home Depot, Inc.                 186,725
    2,900   Wal-mart Stores, Inc.            154,063
                                          ----------
                                             713,629
                                          ----------

            CONSUMER STAPLES - 13.3%
    3,100   Avon Products, Inc.              148,413
    2,425   CVS Corporation                  145,348
    1,650   Clorox Company                    58,575
    2,450   Coca-Cola Company                149,297
    2,650   Estee Lauder Company             116,103
    2,100   Jones Apparel Group *             67,594
    3,900   PepsiCo, Inc.                    193,294
    2,700   Safeway, Inc. *                  168,750
    4,950   Walgreen Company                 206,972
    2,650   Whole Foods Market, Inc. *       161,981
                                          ----------
                                           1,416,327
                                          ----------

            FINANCIAL SERVICES - 18.5%
    2,740   American International
             Group, Inc.                     270,061
    3,450   Automatic Data
             Processing, Inc.                218,428
    3,475   Bank One Corporation             127,272
    6,986   Citigroup, Inc.                  356,723
    1,600   Fannie Mae                       138,800
    2,000   MBIA, Inc.                       148,250


NUMBER OF                                   MARKET
   SHARES                                     VALUE
---------                                   --------

            FINANCIAL SERVICES - 18.5% (CONTINUED)
    4,300   Mellon Financial Corporation  $  211,506
    2,050   Merrill Lynch                    139,784
    3,625   Washington Mutual, Inc.          192,352
    2,950   Wells Fargo Company              164,278
                                          ----------
                                           1,967,454
                                          ----------

            HEALTH CARE - 12.0%
    1,900   Alza Corp Class A *               80,750
    3,500   Elan Corporation PLC - ADR *     163,844
    1,300   Guidant Corporation               70,119
    1,075   Johnson & Johnson Company        112,942
    1,425   Medtronic, Inc.                   86,034
    2,200   Merck & Co., Inc.                205,975
    8,300   Pfizer, Inc.                     381,800
    1,100   Pharmacia & Upjohn, Inc.          67,100
    1,900   Schering-Plough Corporation      107,825
                                          ----------
                                           1,276,389
                                          ----------

            INTEGRATED OILS - 3.2%
    2,172   Exxon Mobil Corporation          188,828
    5,775   Imperial Oil Ltd f               151,883
                                          ----------
                                             340,711
                                          ----------

            MATERIALS & PROCESSING - 3.7%
    2,025   Honeywell International, Inc.     95,808
    3,000   Jacobs Engineering
             Group, Inc. *                   138,563
    4,900   Valspar Corporation              157,682
                                          ----------
                                             392,053
                                          ----------



                     See Notes to the Financial Statements.
-------------------------------------------------------------------------------

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000


NUMBER OF                                   MARKET
   SHARES                                     VALUE
---------                                   --------

            OTHER - 5.0%
    3,700   Equity Office Properties      $  120,713
    8,525   General Electric Company         408,667
                                          ----------
                                             529,380
                                          ----------

            OTHER ENERGY - 1.1%
    1,500   Schlumberger LTD f               119,906
                                          ----------

            PRODUCER DURABLES - 0.2%
      700   Grainger (W.W.), Inc.             25,550
                                          ----------

            TECHNOLOGY - 22.3%
    4,048   Cisco Systems, Inc. *            154,836
    4,350   Cognos, Inc. * f                  81,834
    2,375   Electronic Data Systems Corp.    137,156
    3,450   EMC Corporation *                229,425
    4,950   Hewlett-Packard Company          156,234
    9,925   Intel Corporation                298,370
    3,162   International Business
             Machines Corporation            268,770
    1,850   Jabil Circuit, Inc. *             46,944
    3,150   Linear Technology Corporation    145,688
    7,500   Lucent Technologies, Inc.        101,250
    6,550   Microsoft Corporation *          284,106
    4,850   Oracle Systems                   140,953
    3,400   Sun Microsystems *                94,775
    3,675   Symantec Corp. *                 122,653
    2,600   Zebra Tech Class A *             106,072
                                          ----------
                                           2,369,066
                                          ----------



NUMBER OF                                   MARKET
   SHARES                                     VALUE
---------                                   --------
            UTILITIES - 9.2%
    2,500   AES Corporation*             $   138,438
    7,975   American Telephone &
             Telegraph Company               138,067
    6,200   Centurytel, Inc.                 221,650
    7,500   Nokia Corp-ADR                   326,250
   11,275   Worldcom, Inc. *                 158,555
                                         -----------
                                             982,960
                                         -----------

            Total common stocks
             (cost $7,441,287)           $10,248,753
                                         -----------
                                         -----------

PRINCIPAL
   AMOUNT                                     VALUE
---------                                   --------

            SHORT-TERM
             INVESTMENTS - 1.4%
            VARIABLE RATE
             DEMAND NOTES - 1.4%
  139,144   American Family Demand
              Note, 6.24%                $   139,144
   11,179   Wisconsin Corp. Cent Cr
             Union D Notes, 6.32%             11,179
                                         -----------
            Total variable rate demand
             notes (cost $150,323)           150,323
                                         -----------
            Total investments - 97.7%
             (cost $7,591,610)            10,399,076
            Other assets in excess
             of liabilities - 2.3%           243,427
                                         -----------

            TOTAL NET ASSETS -
            100.0%                       $10,642,503
                                         -----------
                                         -----------

 *  Non-income producing security.
 f  Foreign Security.

                     See Notes to the Financial Statements.
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                                     7

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund").
                           The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April
                           29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses at the time of such redemption.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Generally accepted accounting principles require that permanent differences

-------------------------------------------------------------------------------

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)





                           between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $39,137, capital stock has been decreased by $78,837, and undistributed net realized gain on investments has been increased by $39,700. These differences relate to the exclusion of certain organization costs, the reclass of net operating loss and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 2000 the Fund designated and paid $785,052 as a 20% long term capital gain distribution.

                           d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of


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                                        9

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


                           investment securities and payables and receivables arising from trade date and settlement date differences.

                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT              The aggregate purchases and sales of securities,
TRANSACTIONS               excluding short-term investments, by the Fund for
                           the year ended December 31, 2000, were as follows:


                                                            PURCHASE                        SALES
                                                         -------------                 -------------
                           U.S. Government              $            --              $            --
                           Other                        $     5,671,204              $     6,149,700

                           At December 31, 2000, gross unrealized appreciation and depreciation of invest ments for tax purposes were as follows:


                           Appreciation                              $3,336,126
                           (Depreciation)                              (656,924)
                                                                     ----------
                           Net appreciation on investments           $2,679,202
                                                                    ===========

                           At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2000, the Fund has realized $117,021 of the appreciation.

                           At December 31, 2000, the cost of investments for federal income tax purposes was $7,719,874.

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its manage ment
                           agreement with the Fund, the Investment Manager is
                           entitled to receive a fee, calculated daily and
                           payable monthly, at the annual rate of 0.85% as
                           applied to the Fund's daily net assets up to $500
                           million. The fee declines at specified breakpoints as
                           assets increase.
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                                       10

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


                           The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 2000, the Adviser has waived and reimbursed the Fund $96,339.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Mutual Fund Services, LLC, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

4. NEW                     In November 2000, the AICPA issued a revised Audit
ACCOUNTING                 and Accounting Guide, Audits of Investment Companies,
PRONOUNCEMENT              which is effective for fiscal years beginning
                           after December 15, 2000. The revised guide will require various changes to financial statement disclosures. The guide will also require that a fund amortize premium and accrete discounts on all fixed-income securities and classify as interest income gains and losses on paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains and losses. The impact of adopting this change is not anticipated to have a material impact on the fund's financial statements in 2001.

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                                       11

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


                           ----------------------------------------------------
INDEPENDENT                The Shareholders and Board of Trustees of
AUDITORS'                  Lou Holland Trust:
REPORT
                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           "Fund"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended.
                           These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Lou Holland
                           Growth Fund for each of the years in the two year period ended December 31, 1997 were audited by other auditors whose report thereon, dated February 13, 1998, expressed an unqualified opinion on those financial highlights.

                           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000 and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                           /s/ KPMG LLP

                           Chicago, Illinois
                           February 2, 2001

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                                       12

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TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee,                 Lou Holland
and Chairman of the Board of Trustees                 Growth Fund
Managing Partner and Chief Investment
Officer, Holland Capital Management,
L.P. and President, Treasurer, and
Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital
Management, L.P. Vice President, HCM
Investments, Inc.

LAURA J. JANUS, Treasurer Portfolio
Manager, Holland Capital Management,
L.P. Vice President, HCM Investments,
Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman &
McKeever Certified Public Accountants &
Management Consultants

KENNETH R. MEYER, Trustee
Chairman, Chief Executive Officer
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson &
Johnson
Washington, D.C.                        ----------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000